UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

Schedule 14A

__________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oramed Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ORAMED PHARMACEUTICALS INC. 1185 AVENUE OF THE AMERICAS THIRD FLOOR NEW YORK, NEW YORK 10036 T02311-P56329 You invested in ORAMED PHARMACEUTICALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 15, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 1, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* September 15, 2026 10:00 a.m., Israel time Oramed Pharmaceuticals Inc. 20 Mamilla Avenue, 3rd Floor Jerusalem 9414904, IL *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of six directors to serve on our board of directors (the “Board”) for a term of one year or until their successors are elected and qualified, for which the following are nominees: Nadav Kidron, Dr. Miriam Kidron, Dr. Arie Mayer, Yehuda Reznick, Benjamin Shapiro, and Dr. Daniel Aghion. Nominees: 1a. Nadav Kidron 1b. Dr. Miriam Kidron 1c. Dr. Daniel Aghion 1d. Dr. Arie Mayer 1e. Yehuda Reznick 1f. Benjamin Shapiro 2. Ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Approval of the Third Amendment to the Oramed Pharmaceuticals Inc. Long-Term Incentive Plan, as amended, to increase the total number of shares of the Company’s common stock, par value $0.012 per share, authorized for issuance under such plan by 3,000,000, to a total of 12,500,000 shares. 4. Approval of, on a non-binding advisory basis, the compensation of our named executive officers. 5. Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. 6. Approval of, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. Board Recommends For Years Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T02312-P56329